Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE LARGE CAP BLEND FUND, INC.
CREDIT SUISSE CAPITAL FUNDS – CREDIT SUISSE LARGE CAP BLEND II FUND

This supplement provides new and additional information beyond that contained in the Prospectuses and Statements of Additional Information of the above-listed funds.

On June 30, 2011, the Board of Directors/Trustees of each of Credit Suisse Large Cap Blend Fund, Inc. ("Large Cap Blend I Fund") and Credit Suisse Capital Funds, on behalf of its series, Credit Suisse Large Cap Blend II Fund ("Large Cap Blend II Fund" and together with Large Cap Blend I Fund, the "Acquired Funds"), approved the reorganization of the applicable Acquired Fund into a fund advised by Aberdeen Asset Management Inc. (each, a "Reorganization"). Pursuant to the proposed Reorganizations, all of the assets and liabilities of each of Large Cap Blend I Fund and Large Cap Blend II Fund would be transferred to Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund, respectively, each a series of Aberdeen Funds (together, the "Acquiring Funds"), in exchange for shares of the relevant Acquiring Fund.

The Reorganizations are being proposed, in part, because Credit Suisse Asset Management, LLC, each Acquired Fund's investment adviser, has determined that managing benchmark-driven, long-only and short-extension quantitative equity strategies is no longer consistent with its overall business strategy. The Acquired Funds' investment strategies are included in these categories.

Each Reorganization is subject to the completion of certain conditions, including the approval of the relevant Acquired Fund's shareholders. Proxy materials describing each proposed Reorganization will be mailed to shareholders of each of the Acquired Funds in anticipation of a special meeting of shareholders to be held at a later date. If a Reorganization is completed, each shareholder of the Acquired Fund would become a shareholder of the relevant Acquiring Fund and would receive on a tax-free basis shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund.

Please retain this supplement for future reference.

Dated: July 1, 2011	16-0711 LCB-PRO-CMN LCB-PRO-LOAD LCB2-PRO-CMN LCB2-PRO-LOAD 2011-003